Exhibit 99.1

Trinseo Announces Expiration and Final Result of the Exchange Offer and Consent Solicitation

WAYNE, PA – January 15, 2025 – Trinseo PLC (NYSE: TSE), a specialty material solutions provider (“Trinseo” or the “Company”), today announced the expiration and final results of the previously announced private exchange offer (the “Exchange Offer”) by Trinseo Luxco Finance SPV S.à r.l. and Trinseo NA Finance SPV LLC (the “New Issuers”), pursuant to which eligible holders of outstanding 5.125% Senior Notes due 2029 (the “Existing Notes”) issued by Trinseo Holding S.à r.l., and Trinseo Materials Finance, Inc. (the “Existing Issuers”) had the opportunity to exchange their Existing Notes for new 7.625% Second Lien Secured Notes due 2029 of the New Issuers (the “New Notes”).

As of the expiration of the Exchange Offer at 5:00 pm, New York City time, on January 15, 2025, approximately $446.5 million aggregate principal amount of the Existing Notes were validly tendered and not validly withdrawn in connection with the Exchange Offer, representing 99.88% of the total outstanding principal amount of the Existing Notes.

The settlement of the Exchange Offer and Consent Solicitation (as defined herein) is expected to occur on January 17, 2025 (the “Settlement Date”), upon which the New Issuers will issue approximately $379.5 million aggregate principal amount of New Notes, respecting $850 principal amount of New Notes per $1,000 principal amount of Existing Notes validly tendered and accepted in the Exchange Offer. On the Settlement Date, in addition to the exchange consideration noted above, the New Issuers will pay in cash accrued and unpaid interest on the Existing Notes accepted in the Exchange Offer from the latest interest payment date thereon to, but excluding, the Settlement Date. Interest on the New Notes will accrue from the date of first issuance of New Notes.

In connection with the Exchange Offer, the Existing Issuers also solicited consents with respect to the Existing Notes (the “Consent Solicitation”) from eligible holders of the Existing Notes to adopt certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”), to, among other things, eliminate or waive substantially all of the restrictive covenants, eliminate certain events of default, release the existing subsidiary guarantees of the Existing Notes and modify and eliminate certain other provisions, including the covenant regarding future guarantors in the Existing Notes Indenture (the “Proposed Amendments”). The Company received the requisite consents from the holders of the Existing Notes to adopt the proposed amendments to the Existing Notes Indenture, and the Existing Issuers have will enter a supplemental indenture with the trustee under the Existing Notes Indenture to reflect the proposed amendments, which will become operative upon the Settlement Date. For additional details on the Exchange Offer and the Consent Solicitation, please refer to the Company’s press release issued on December 16, 2024.

The Company also expects to consummate certain additional transactions contemplated by the previously announced transaction support agreement on the Settlement Date.

This press release is for information purposes only and is not an offer to purchase or sell, a solicitation of an offer to purchase or sell or a solicitation of consents with respect to, any securities.

The New Notes and the Existing Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. There shall not be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Ropes & Gray LLP served as legal counsel, Centerview Partners LLC served as investment banker, and FTI Consulting served as financial advisor to Trinseo. Goldman Sachs served as dealer manager and solicitation agent.

About Trinseo

Trinseo (NYSE: TSE), a specialty material solutions provider, partners with companies to bring ideas to life in an imaginative, smart and sustainably focused manner by combining its premier expertise, forward-looking innovations and best-in-class materials to unlock value for companies and consumers.

From design to manufacturing, Trinseo taps into decades of experience in diverse material solutions to address customers’ unique challenges in a wide range of industries, including building and construction, consumer goods, medical and mobility.

Trinseo’s employees bring endless creativity to reimagining the possibilities with clients all over the world from the company’s locations in North America, Europe and Asia Pacific. Trinseo reported net sales of approximately $3.7 billion in 2023.

Cautionary Note on Forward-Looking Statements

This press release contains certain forward-looking statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” “estimate,” “see,” “outlook,” “will,” “may,” “might,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Examples of forward-looking statements include, without limitation, statements concerning the expected timing of the closing of the transactions contemplated by the transaction support agreement and related transactions and other statements which are not statements of historical facts. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions regarding its business, the economy, its current indebtedness, accessibility of debt markets, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Specific factors that may cause future results to differ from those expressed by the forward-looking statements, or otherwise impact performance or other predictions of future actions have, in many but not all cases, been identified in connection with specific forward-looking statements. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, the Company’s ability to achieve the anticipated benefits from the transactions contemplated by the Exchange Offer and Consent Solicitation; other risks related to the completion of the transactions contemplated by the Exchange Offer and Consent Solicitation and actions related thereto; our ability to successfully implement proposed restructuring initiatives, including the closure of certain plants and product lines, and to successfully generate cost savings through restructuring and cost reduction initiatives; and those discussed in our Annual Report on Form 10-K filed with the SEC on February 23, 2024, under Part I, Item 1A – Risk Factors, our Quarterly Report on Form 10-Q filed with the SEC on November 7, 2024, and elsewhere in our other reports and filings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, the Company’s actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Trinseo Contact: Bee van Kessel
Tel : +41 44 718 3685
Email: bvankessel@trinseo.com

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